As filed with the Securities and Exchange Commission on April 12, 2006
Registration No. 333-129672

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

TO

FORM S-8

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

K&F INDUSTRIES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	20-1844325
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

50 Main Street
White Plains, NY 10606
(914) 448-2700
(Address of Principal Executive Offices)

Amended and Restated 2004 Stock Incentive Plan

(Full Title of the Plans)

Kenneth M. Schwartz
President and Chief Executive Officer
c/o K&F Industries Holdings, Inc.
50 Main Street
White Plains, NY 10606
(914) 448-2700

(Name, address and telephone number including area code of agent for service)

EXPLANATION

The purpose of this Amendment No. 1 to this Registrant Statement on Form S-8 is to file and add an additional exhibit. Accordingly, this Amendment consists only of the facing page, this explanatory note, Part II, Item 8 of the Registration Statement and the additional exhibit.

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8. Exhibits.

Exhibit No.	Description
4	Registrant’s Amended and Restated 2004 Stock Incentive Plan (previously filed by the Registrant as an exhibit to Form 8-K filed with the Securities and Exchange Commission on August 12, 2005)
5*	Opinion of Gibson, Dunn & Crutcher LLP
23*	Consent of Gibson, Dunn & Crutcher LLP (contained in Exhibit 5)
23.1	Consent of Independent Registered Public Accounting Firm
24*	Power of Attorney (included as part of signature page)

*  Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Amendment No. 1 to Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of White Plains, State of New York, on this 12th of April, 2006.

K&F INDUSTRIES HOLDINGS, INC.

By:	/s/ Kenneth M. Schwartz
Kenneth M. Schwartz,
Chief Executive Officer, President and Director

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement on Form S-8 has been signed below by the following persons in the capacities indicated below and on the dates indicated.

Signature	Title	Date

/s/ Kenneth M. Schwartz	Chief Executive Officer, President and Director (Principal	April 12, 2006
Kenneth M. Schwartz	Executive Officer)

/s/ Dirkson R. Charles	Executive Vice President and Chief Financial Officer	April 12, 2006
Dirkson R. Charles	(Principal Financial and Accounting Officer)

*	Director
Lawrence A. Bossidy		April 12, 2006

*	Director
Dale F. Frey		April 12, 2006

*	Director
Thomas A. Johnson		April 12, 2006

*	Director
John T. Mapes		April 12, 2006

*	Director
Gerald L. Parsky		April 12, 2006

*	Director
J. Thomas Zusi		April 12, 2006

* By:	/s/ Kenneth M. Schwartz
Kenneth M. Schwartz

EXHIBIT INDEX

Exhibit No.	Description
4	Registrant’s Amended and Restated 2004 Stock Incentive Plan (previously filed by the Registrant as an exhibit to Form 8-K filed with the Securities and Exchange Commission on August 12, 2005)
5*	Opinion of Gibson, Dunn & Crutcher LLP
23*	Consent of Gibson, Dunn & Crutcher LLP (contained in Exhibit 5)
23.1	Consent of Independent Registered Public Accounting Firm
24*	Power of Attorney (included as part of signature page)

*  Previously filed.